ACQUISITIONS / BUSINESS COMBINATION	6 Months Ended	12 Months Ended
	May 31, 2021	Nov. 30, 2020
Business Combinations [Abstract]
ACQUISITIONS / BUSINESS COMBINATION
6.	ACQUISITIONS

Asset Acquisition

On May 12, 2021, the Company entered into an asset purchase agreement to purchase certain assets used in the business of designing, developing, manufacturing, licensing, and selling of products and services for the Mission Less Lethal brand from Kore Outdoor (U.S.) Inc., (“Kore”) a wholly owned subsidiary of Kore Outdoor, Inc.

The transaction was accounted for as an asset acquisition, with estimated $3.7 million total cost of which $0.2 million were acquisition-related expenses. The estimated total cost of the acquisition has been allocated as follows (in thousands):

Assets acquired
Accounts receivable	$465
Prepaid expenses	165
Inventory	82
Property and equipment	180
Intangible assets	2,810
Total acquired assets	$3,702

The Company accounted for the transaction as an asset acquisition where the assets acquired were measured based on the amount of cash paid to Kore as well as transaction costs incurred as the fair value of the assets given was more readily determinable than the fair value of the assets received. The Company classified and designated identifiable assets acquired and assessed and determined the useful lives of the acquired intangible assets subject to amortization.

The Company is still in the process of finalizing the working capital adjustments and tax impacts, and therefore, the allocation of the asset acquisition consideration is subject to change.

Business Combination

On May 5, 2020, the Company acquired 100% of the equity interests in Roboro, its exclusive manufacturer in South Africa, in order to reduce its dependence on third parties for production. As a result of this acquisition, operations were assumed by Byrna South Africa.

The acquisition date fair value of the consideration was $0.6 million, including $0.5 million paid in cash. In addition, Roboro’s sellers purchased 138,889 shares of the Company’s common stock for $0.5 million at a contractual price of $3.60 per share. These shares, which were issued on May 27, 2020, are restricted and subject to a 15-month vesting schedule. The fair market value of the common stock of $0.6 million was based on the stock’s closing price of $4.00 on May 5, 2020. The difference between the fair market value plus approximately $0.002 million of transaction costs and the amount paid, was treated as an additional consideration for the acquisition.

The estimated fair value of assets acquired and liabilities assumed on May 5, 2020 is as follows:

Property and equipment	$67
Goodwill	651
Right-of-use asset, net	54
Loan payable	(123)
Operating lease liability, current	(35)
Operating lease liability, noncurrent	(19)
Other net asset (liabilities)	(38)
Net Assets	$557

5.	BUSINESS COMBINATION

On May 5, 2020, the Company acquired 100% of the equity interests in Roboro, its exclusive manufacturer in South Africa, in order to reduce its dependence on third parties for production. As a result of this acquisition, the Company now directly operates its sole manufacturer in South Africa.

The acquisition date fair value of the consideration was $557,566, including $500,000 paid in cash. In addition, Roboro’s sellers purchased 1,388,889 shares of the Company’s common stock for $500,000 at a contractual price of $0.36 per share. These shares, which were issued on May 27, 2020, are restricted and subject to a 15-month vesting schedule. The fair market value of the common stock of $555,556 was based on the stock’s closing price of $0.40 on May 5, 2020. The difference between the fair market value plus $2,010 of transaction costs and the amount paid, was treated as an additional consideration for the acquisition.

The estimated fair value of assets acquired and liabilities assumed on May 5, 2020 is as follows:

Property and equipment	$67,017
Goodwill	650,787
Right-of-use asset, net	54,425
Loan payable	(122,548)
Operating lease liability, current	(35,191)
Operating lease liability, noncurrent	(19,234)
Other net assets (liabilities)	(37,690)
Net Assets	$557,566

The Company was required to allocate the purchase price to tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values. The excess of the purchase price over those fair values was recorded as goodwill. The goodwill recognized was attributable primarily to expected synergies and the assembled workforce of Roboro. The determination of the fair values of the acquired assets and assumed liabilities requires significant judgment. Management finalized its valuation analysis during the fourth quarter of 2020.